Subsequent Events	12 Months Ended
Jun. 30, 2019
Subsequent Events [Abstract]
Note 17 - Subsequent Events

Exclusive License Agreement

On July 18, 2019, the Company entered into an Exclusive License Agreement (the “License Agreement”) with Alfasigma S.p.A., a global pharmaceutical company (“Alfasigma”), granting Alfasigma the worldwide right to develop, manufacture and commercialize locally-administered Brilacidin for the treatment of ulcerative proctitis/ulcerative proctosigmoiditis (UP/UPS).

Under the terms of the License Agreement, Alfasigma will make an initial payment to the Company and will make additional payments of up to $24.0 million to the Company based upon the achievement of certain milestones, including a $1.0 million payment due following commencement of the first phase III clinical trial of Brilacidin for UP/UPS and an additional $1.0 million payment upon the filing of a marketing approval application with the U.S. Food and Drug Administration or the European Medicines Agency. In addition, Alfasigma will pay a royalty to the Company equal to six percent of net sales of Brilacidin for UP/UPS, subject to adjustment as provided in the License Agreement.

Equity Transactions

From July 1, 2019 to September 30, 2019, the Company issued 1,045 shares of its Series B 5% convertible preferred stock, for aggregate gross proceeds of approximately $1.0 million, upon exercise of 1,045 warrants. In addition, there were 890 preferred stock shares converted to approximately 0.9 million shares of common stock.

On September 1, 2019, the Company issued to Dr. Bertolino for his services rendered 1,066,667 shares of common stock, vesting 50% upon the first anniversary of the grant date and 50% upon the second anniversary of the grant date, with acceleration in certain circumstances as provided in the award agreement. The Company also issued 617,839 stock options to purchase shares of the Company’s common stock. These stock options are valued at approximately $71,000, based on the closing bid price as quoted on the OTC on August 30, 2019 at $0.132 per share. These options were issued with an exercise price of $0.132 and vest 50% upon the first anniversary of the grant date and 50% upon the second anniversary of the grant date, with acceleration as defined in award agreement, with a three year option term. These options have piggyback registration rights.

On September 1, 2019, the Company also issued to Ms. Harness 58,394 shares of the Company’s common stock, 33 1/3% vesting upon the first anniversary of the grant date, 33 1/3% upon the second anniversary of the grant date and 33 1/3% upon the third anniversary of the grant date, with acceleration in certain circumstances as provided in the award agreement. The Company also issued 172,987 options to purchase common stock. These stock options are valued at approximately $20,000, based on the closing bid price as quoted on the OTC on August 30, 2019 at $0.132 per share. These options were issued with an exercise price of $0.132 and vest 33 1/3% upon the first anniversary of the grant date, 33 1/3% upon the second anniversary of the grant date, and 33 1/3% upon the third anniversary of the grant date, with acceleration of vesting upon certain events.

Increased Capitalization Charter Amendment

On September 20, 2019, the Company amended its Articles of Incorporation to increase the number of authorized shares of Class A common stock from 300 million to 600 million, following stockholder approval.